                      CONSORCIO G GRUPO DINA, S.A. DE C.V.

                             LETTER OF TRANSMITTAL

          TO TENDER UP TO $97 MILLION IN AGGREGATE PRINCIPAL AMOUNT OF

           8% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004 ISSUED BY

                      CONSORCIO G GRUPO DINA, S.A. DE C.V.

              (ISIN NO. US210306 AB 29 AND CUSIP NO. 210306 AB 2)

                    Pursuant to the Offer to Purchase dated

                                 July 13, 1999

--------------------------------------------------------------------------------
    THE TENDER OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 10, 1999, UNLESS EXTENDED OR EARLIER TERMINATED (EACH SUCH TIME, AS THE
   SAME MAY BE EXTENDED, AN "EXPIRATION TIME"). HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES PRIOR TO THE EXPIRATION TIME IN ORDER TO RECEIVE
   THE PURCHASE PRICE. SUBJECT TO THE TERMS OF THE TENDER OFFER, HOLDERS OF DEBENTURES MAY WITHDRAW TENDERED DEBENTURES AT ANY TIME PRIOR TO THE EXPIRATION TIME, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY HEREIN).
--------------------------------------------------------------------------------

                    The Depositary for the Tender Offer is:

                             BANKERS TRUST COMPANY

  BY OVERNIGHT MAIL OR COURIER:                  BY MAIL:                            BY HAND:
   BT Services Tennessee, Inc.         BT Services Tennessee, Inc.            Bankers Trust Company
  Corporate Trust & Agency Group           Reorganization Unit            Corporate Trust & Agency Group
       Reorganization Unit                   P.O. Box 292737                Receipt & Delivery Window
     648 Grassmere Park Road         Nashville, Tennessee 37229-2737     123 Washington Street, 1st Floor
    Nashville, Tennessee 37211                                               New York, New York 10006
                                                                            Attention: Reorganization
                                                                                    Department

                                 BY FACSIMILE:

                                 (615) 835-3701

                             CONFIRM BY TELEPHONE:

                                 (615) 835-3572

                                FOR INFORMATION:

                                 (800) 735-7777

    Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. The accompanying instructions should be read carefully before this Letter of Transmittal is completed.

    The undersigned acknowledges that it has received and reviewed the Offer to Purchase dated July 13, 1999 (the "Offer to Purchase") of Consorcio G Grupo Dina, S.A. de C.V., a Mexican corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offering Materials"), which together constitute the Company's offer to purchase for cash up to $97 million in aggregate principal amount of its 8% Convertible Subordinated Debentures due 2004 (collectively, the "Debentures" and individually, a "Debenture"), at the purchase price set forth in the Offer to Purchase (such offer is referred to herein as the "Tender Offer").

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Tender Offer, determine a single price per $1,000 principal amount of Debentures (not in excess of $460 nor less than $400 per $1,000 principal amount of Debentures) net to the seller in cash (the "Purchase Price") that it will pay for Debentures properly tendered and not withdrawn prior to the Expiration Time pursuant to the Tender Offer, taking into account the amount of Debentures so tendered and the prices specified by tendering holders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy up to $97 million in aggregate principal amount of outstanding Debentures (or such lesser amount of Debentures as are properly tendered at prices not in excess of $460 nor less than $400 per $1,000 principal amount of Debentures) pursuant to the Tender Offer. The undersigned understands that all Debentures properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Time will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Tender Offer, including its proration provisions, and that the Company will return all other Debentures not purchased pursuant to the Tender Offer, including Debentures tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Time and Debentures not purchased because of proration.

    The Tender Offer may be extended, terminated, amended or consummated as provided in the Offer to Purchase. During any such extension of the Tender Offer, all Debentures previously tendered and not withdrawn pursuant to the Tender Offer that have not been accepted for purchase will remain subject to the Tender Offer and may be accepted thereafter for purchase by the Company.

    No alternative, conditional or contingent tender of Debentures will be accepted. A tendering Holder, by execution of this Letter of Transmittal or facsimile hereof, waives all rights to receive notice of acceptance of such Holder's Debentures for purchase. Capitalized terms used but not defined herein have the meanings given to them in the Offer to Purchase.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

    This Letter of Transmittal is to be used by Holders of Debentures if (i) certificates representing Debentures are to be physically delivered to the Depositary herewith by such Holders; (ii) the tender of Debentures is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under "The Tender Offer--Procedures for Tendering Debentures" in the Offer to Purchase; or (iii) the tender of Debentures is to be made according to the guaranteed delivery procedures set forth under "The Tender Offer--Guaranteed Delivery Procedure;" and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

    Holders of Debentures that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Tender Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Tender Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. The Agent's Message must be received by the Depositary prior to the Expiration Time to be eligible to receive the Purchase Price.

    If a Holder desires to tender Debentures pursuant to the Tender Offer and time will not permit this Letter of Transmittal, certificates representing such Debentures and all other required documents to reach the Depositary, or the procedures for book-entry delivery cannot be completed prior to the Expiration Time, then such Holder must tender such Debentures pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase under the caption "The Tender Offer--Guaranteed Delivery Procedure." See Instruction 2 below. In order to ensure participation in the Tender Offer, Debentures must be properly tendered before the Expiration Time.

    The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer.

--------------------------------------------------------------------------------

                              TENDER OF DEBENTURES

  ----------------------------------------------------------------------------

  / /  CHECK HERE IF TENDERED DEBENTURES ARE ENCLOSED HEREWITH.

  / / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

       Name of Tendering Institution _________________________________________

       DTC Account Number ____________________________________________________

       Date Tendered _________________________________________________________

       Transaction Code Number _______________________________________________

  / / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE INFORMATION BELOW.

       Name(s) of Holder(s) __________________________________________________

       Window Ticket Number (if any) _________________________________________

       Date of Execution of Notice of Guaranteed Delivery ____________________

       Name of Eligible Institution that guaranteed delivery _________________

       If delivered by book-entry transfer: __________________________________

       DTC Account Number ____________________________________________________

       Date Sent _____________________________________________________________

       Transaction Code Number _______________________________________________
--------------------------------------------------------------------------------

    List below the Debentures that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Letter of Transmittal.

 ---------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF DEBENTURES TENDERED
 ---------------------------------------------------------------------------------------------------
               NAME(S) AND ADDRESS(ES)
         OF REGISTERED HOLDER(S) OR NAME OF
          DTC PARTICIPANT AND PARTICIPANT'S                              AGGREGATE
                 DTC ACCOUNT NUMBER                                      PRINCIPAL       PRINCIPAL
            IN WHICH DEBENTURES ARE HELD                CERTIFICATE        AMOUNT          AMOUNT
              (PLEASE FILL IN IF BLANK)                 NUMBER(S)(1)   REPRESENTED(1)   TENDERED(2)

                                                       ----------------------------------------------

                                                       ----------------------------------------------

                                                       ----------------------------------------------

                                                       ----------------------------------------------
                                                           TOTAL
                                                         PRINCIPAL
                                                           AMOUNT
                                                          TENDERED

-----------------------------------------------------------------------------------------------------

(1) Need not be completed by Holders who tender by book-entry or in accordance with DTC's ATOP procedures for transfer.

(2) Unless otherwise indicated in this column, any tendering Holder will be deemed to have tendered the entire principal amount represented by the Debentures indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 5.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    Only Holders are entitled to tender Debentures in the Tender Offer. Persons who are beneficial owners of Debentures but are not Holders and who seek to tender Debentures prior to the Expiration Time should (i) contact the Holder of such Debentures and instruct such Holder to tender on its behalf prior to the Expiration Time, (ii) obtain and include with this Letter of Transmittal properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to tender Debentures on behalf of such Holder prior to the Expiration Time, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (iii) effect a record transfer of such Debentures from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Debentures prior to the Expiration Time.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions set forth in the Offering Materials, the undersigned hereby tenders to the Company the Debentures indicated above. Subject to, and effective upon, acceptance for purchase of and payment for the Debentures tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all such Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as agent of the Company) with respect to such Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Debentures, or transfer ownership of such Debentures on the account books maintained by the Book-Entry Transfer Facility, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Debentures for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Depositary will have no rights to or control over funds from the Company, except as agent for the Company, for the Purchase Price (as defined in the Offer to Purchase)) in accordance with the terms set forth in the Offering Materials.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE DEBENTURES TENDERED HEREBY AND, THAT WHEN THE SAME ARE ACCEPTED FOR PURCHASE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE DEPOSITARY OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND PURCHASE OF THE DEBENTURES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE TENDER OFFER. DELIVERY OF THE ENCLOSED DEBENTURES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH DEBENTURES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE DEPOSITARY.

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Debentures properly tendered may be withdrawn at any time prior to the Expiration Time.

    The undersigned understands that Debentures may not be withdrawn after the Expiration Time unless the Tender Offer is terminated without any Debentures being purchased thereunder, or the Purchase Price, or the aggregate principal amount subject to the Tender Offer is reduced. In the event of such a termination, such Debentures tendered by the undersigned will be returned to the undersigned as promptly as practicable. The undersigned further understands that tenders of Debentures may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Time.

    The Tender Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Offer to Purchase under the caption "The Tender Offer--Conditions of the Tender Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept the Debentures properly tendered hereby. In such event, the tendered Debentures not accepted for purchase will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Time or the date on which the Tender Offer is terminated without any Debentures being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payment Instructions" below.

    Unless otherwise indicated under "Special Payment Instructions" below, please issue a check from the Company for the Purchase Price for any Debentures tendered hereby that are purchased and/or return any Debentures not tendered or not accepted for purchase in the name(s) of the Holder(s) appearing under "Description of Debentures Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for such Purchase Price and/or return any Debentures not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the Holder(s) appearing under "Description of Debentures Tendered."

    In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price and/or return any Debentures not tendered or not accepted for purchase (and accompanying documents, as appropriate) in the name of, and to the address(es) of, the Holder(s) appearing under "Description of Debentures Tendered." Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Debentures, please credit the account maintained at the Book-Entry Transfer Facility with any Debentures not tendered or not accepted for purchase. The undersigned recognizes that the

Company has no obligation pursuant to the Special Payment Instructions to transfer any Debentures from the name of the Holder thereof if the Company does not accept for purchase any of the Debentures so tendered.

--------------------------------------------------------------------------------

               PRICE (IN DOLLARS) PER $1,000 PRINCIPAL AMOUNT OF
               DEBENTURES AT WHICH DEBENTURES ARE BEING TENDERED

                              (See Instruction 3)

       CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF DEBENTURES. (Holders who desire to tender Debentures at more than one price must complete a separate Letter of Transmittal for each price at which Debentures are tendered.)

    / /  $400          / /  $430          / /  $460

    / /  $410          / /  $440

    / /  $420          / /  $450

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY if the check for the Purchase Price for the Debentures accepted for purchase and/or Debentures not accepted for purchase are to be issued in the name of someone other than the undersigned, or the Debentures delivered by book-entry transfer not accepted for purchase are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
  Issue:  / / Check    / / Debenture(s) to
  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OF SOCIAL SECURITY NUMBER)

  Credit unpurchased Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY if the check for the Purchase Price for the Debentures accepted for purchase and/or Debentures not accepted for purchase are to be sent to someone other than the undersigned at an address other than that shown above.

  Mail:  / / Check    / / Debenture(s) to

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OF SOCIAL SECURITY NUMBER)

-----------------------------------------------------

                        HOLDERS OF DEBENTURES SIGN HERE
            IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                           THIS LETTER OF TRANSMITTAL
                         (SEE INSTRUCTIONS 1, 6 AND 7)

--------------------------------------------------------------------------------

  ____________________________________________________________________________

  ____________________________________________________________________________
                       SIGNATURE(S) OF HOLDER(S) OF NOTES

  Dated: ____________________________________________________________________,
  1999

      (Must be signed by the Holder(s) exactly as name(s) appear(s) on certificates for Debentures or on a security position listing or by person(s) authorized to become Holder(s) of the Debentures transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

  Capacity (Full Title) ______________________________________________________

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No. (   ) __________________________________________

  Tax Identification or Social Security No. __________________________________

                           GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED-SEE INSTRUCTIONS 1 AND 6)

  Authorized Signature _______________________________________________________

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title ______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No. (   ) __________________________________________

  Dated ______________________________________________________________________
  ----------------------------------------------------------------------------

                             BROKERAGE COMMISSIONS
                              (See Instruction 7)

  / / CHECK HERE IF YOUR TENDER OF DEBENTURES WAS SOLICITED BY A BROKER. ENTER THE NAME AND ADDRESS OF THE BROKER BELOW.

  Name of Broker _____________________________________________________________

  Name of Firm _______________________________________________________________

  Address of Firm ____________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Debentures tendered hereby are tendered (a) by the Holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Debentures) thereof, unless such Holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" herein, or (b) for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Debentures but are not Holders and who seek to tender Debentures should (i) contact the Holder of such Debentures and instruct such Holder to tender and consent on its behalf, (ii) obtain and include with this Letter of Transmittal, Debentures properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to tender with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (iii) effect a record transfer of such Debentures from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Debentures.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Debentures are to be physically delivered to the Depositary herewith by such Holders; (ii) the tender of Debentures is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under "The Tender Offer--Procedures for Tendering Debentures" in the Offer to Purchase; or (iii) the tender of Debentures is to be made according to the guaranteed delivery procedures set forth under "The Tender Offer-- Guaranteed Delivery Procedure" in the Offer to Purchase; and in each case instructions are not being transmitted through ATOP. All physically delivered Debentures, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Debentures delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) or a properly transmitted Agent's Message and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Time or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Depositary.

    If a Holder desires to tender Debentures pursuant to the Tender Offer and time will not permit this Letter of Transmittal, certificates representing such Debentures and all other required documents to reach the Depositary, or the procedures for book-entry cannot be completed, prior to the Expiration Time, then such Holder must tender such Debentures pursuant to the guaranteed delivery procedures set forth under "The Tender Offer--Guaranteed Delivery Procedure" in the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to the guaranteed delivery that is accepted by the Company, must be received by the Depositary, either by hand delivery, mail, telegram or facsimile transmission, prior to the Expiration Time and (iii) the certificates for all tendered Debentures, in proper form for transfer (or confirmation of a book-entry transfer of all Debentures delivered electronically into the Depositary's account at DTC pursuant to the procedures for such transfer set forth in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), and any other required documents, or a properly transmitted Agent's Message, must be received by the Depositary within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

    No alternative, conditional or contingent tenders or consents will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Debentures for payment.

    3. INDICATION OF PRICE AT WHICH DEBENTURES ARE BEING TENDERED. For Debentures to be properly tendered, the holder MUST check the box indicating the price per $1,000 principal amount of Debentures at which such holder is tendering Debentures under "Price (In Dollars) Per $1,000 Principal Amount of Debentures at Which Debentures Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF DEBENTURES. A holder wishing to tender portions of such holder's Debenture holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Debentures. The same Debentures cannot be tendered (unless previously properly withdrawn as provided in the Offer to Purchase) at more than one price.

    4. WITHDRAWAL OF TENDERS. Any Holder of Debentures who has tendered Debentures or who succeeds to the record ownership of Debentures in respect of which such tender has previously been given may withdraw such

Debentures prior to the Expiration Time by delivery of a written notice of withdrawal or a properly transmitted "Request Message" through ATOP, subject to the limitations described herein. To be effective, a written telegraphic, telex or facsimile transmission notice of withdrawal (or a notice delivered by hand or mail) of a tender must (i) be timely received by the Depositary at its address set forth on the back cover of this Letter of Transmittal prior to the Expiration Time, (ii) specify the name of the person having tendered the Debentures to be withdrawn, the principal amount of such Debentures to be withdrawn and, if certificates for Debentures have been tendered, the name of the holder(s) of such Debentures as set forth in such certificates if different from that of the person who tendered such Debentures, (iii) identify the Debentures to be withdrawn and (iv) (a) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Debentures were tendered (including any required signature guarantees) or (b) be accompanied by evidence satisfactory to the Company and the Depositary that the holder withdrawing such tender has succeeded to beneficial ownership of such Debentures. If certificates representing Debentures to be withdrawn have been delivered or otherwise identified to the Depositary, then the name of the holder and the serial numbers of the particular certificate evidencing the Debentures to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Debentures tendered by an Eligible Institution (in which case no signature guarantee shall be required), must also be so furnished to the Depositary as described above prior to the physical release of the certificates for the withdrawn Debentures. If Debentures have been tendered pursuant to the procedures for book-entry transfer as described above, any notice of withdrawal of Debentures must also specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Debentures. The Company reserves the right to contest the validity of any withdrawal. A purported notice of withdrawal which is not received by the Depositary in a timely fashion will not be effective to withdraw a Debenture previously tendered.

    Any permitted withdrawals of tenders of Debentures may not be rescinded, and any Debentures properly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer; provided, however, that withdrawn Debentures may be re-tendered by again following one of the appropriate procedures described in Instruction 2 above at any time prior to the Expiration Time.

    5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF DEBENTURES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of any Debentures evidenced by a submitted certificate is tendered, the tendering holder should fill in the applicable principal amount of the Debentures that are to be tendered in the box entitled "Description of Debentures Tendered." The entire principal amount represented by the certificates for all Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered or not accepted for payment, new certificate(s) representing the remainder of the principal amount of the Debentures that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Tender Offer.

    6.  SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the Holder(s) of the Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which such certificates are held.

    If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

    If this Letter of Transmittal is signed by the Holder(s) of the Debentures listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates not tendered or not accepted for purchase are to be issued to, a person other than the Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    If this Letter of Transmittal is signed by a person other than the Holder(s) of the Debentures listed, the certificates representing such Debentures must be properly endorsed for transfer by the Holder or be accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    7. TRANSFER TAXES AND BROKERAGE COMMISSIONS. The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Debentures to it or its order pursuant to the Tender Offer. If, however, payment of the Purchase Price is to be made to, or if certificates representing Debentures not tendered or not accepted for payment are to be registered in the name of any person other than the Holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person) payable on account of the transfer to such person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    The Company will pay soliciting dealer's fees of $2.00 per $1,000 principal amount of Debentures tendered and accepted for payment in the Tender Offer from brokers, dealers and other persons for soliciting tenders of Debentures from their clients pursuant to the Tender Offer. In addition, brokers, dealers, commercial banks and trust companies and other nominees will, upon request, be reimbursed by the Company for customary clerical and mailing expenses incurred by them in forwarding offering materials to their clients. In order for soliciting dealers to receive their fees, the appropriate box on this Letter of Transmittal should be completed. Holders of Debentures who tender in the Tender Offer will not be required to pay brokerage commissions or fees.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates representing Debentures not accepted for payment are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering Debentures by book-entry transfer may request that Debentures not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Holder(s) may designate hereon. If no such instructions are given, such Debentures not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility.

    9. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Tender Offer and accept for payment any Debentures tendered.

    10. THE TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a Holder whose tendered Debentures are accepted for purchase, or such Holder's assignee (in either case, the "Payee"), provide the Company (the "Payor"), with its correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Tender Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each Payee must provide its correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that it is no longer subject to backup withholding.

    If the Payee does not have a TIN, such Payee should consult its tax adviser for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

    If the Debenture is held in more than one name or is not in the name of the actual owner, the holder should consult its tax adviser for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status." Such form may be obtained from the Payor.

    11. MUTILATED, LOST, STOLEN OR DESTROYED DEBENTURES. Any Holder whose Debentures have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated above for further instructions.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

    IMPORTANT: This Letter of Transmittal, together with Debentures and all other required documents, or an Agent's Message, together with a confirmation of book-entry transfer of Debentures, with any required signature guarantees and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, prior to the Expiration Time with respect to Holders wishing to receive the Purchase Price.

                         TO BE COMPLETED BY ALL PAYEES

                              (SEE INSTRUCTION 10)

--------------------------------------------------------------------------------------------------

                                          PAYOR'S NAME:
--------------------------------------------------------------------------------------------------
                               Name

                               Address
                                                       (NUMBER AND STREET)

         SUBSTITUTE
          FORM W-9                    (CITY)               (STATE)               (ZIP CODE)
--------------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY    PART I-PLEASE PROVIDE YOUR TIN                  TIN
  INTERNAL REVENUE SERVICE     IN THE BOX AT RIGHT AND         (SOCIAL SECURITY NUMBER OR EMPLOYER
                               CERTIFY BY SIGNING AND DATING         IDENTIFICATION NUMBER)
                               BELOW
--------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER   PART 2-FOR PAYEES EXEMPT FROM BACKUP
    IDENTIFICATION NUMBER      WITHHOLDING PLEASE WRITE "EXEMPT" HERE
           ("TIN")             (SEE INSTRUCTIONS)
--------------------------------------------------------------------------------------------------
      AND CERTIFICATION        PART 3-CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1)
                               THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN (OR I AM WAITING
                               FOR A NUMBER TO BE ISSUED TO ME), AND (2) I AM NOT SUBJECT TO
                               BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP
                               WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL
                               REVENUE SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING
                               AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (C)
                               THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                               WITHHOLDING.

                               SIGNATURE   DATE
--------------------------------------------------------------------------------------------------

YOU MUST CROSS OUT PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
               "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor, the Payor is required to withhold 31% of all cash payments made to me until I provide a number.

                          SIGNATURE                                             DATE

  ----------------------------------------------------------------------------

  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Any questions regarding procedures for tendering Debentures or requests for additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery should be directed to the Information Agent:

                             D. F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                         (212) 269-5550 (Call Collect)
                        (800) 431-9629 (Call Toll-Free)

    Any questions regarding the terms of the Tender Offer should be directed to the Dealer Manager:

                            CIBC WORLD MARKETS CORP.

                              425 Lexington Avenue
                                   3rd Floor
                            New York, New York 10017
                        (212) 885-4400 or (800) 274-2746

    Letters of Transmittal, certificates for the Debentures and any other required documents should be sent by each Holder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary:

                             BANKERS TRUST COMPANY

 BY OVERNIGHT MAIL OR COURIER:                BY MAIL:                          BY HAND:
  BT Services Tennessee, Inc.       BT Services Tennessee, Inc.          Bankers Trust Company
 Corporate Trust & Agency Group         Reorganization Unit          Corporate Trust & Agency Group
      Reorganization Unit                 P.O. Box 292737              Receipt & Delivery Window
    648 Grassmere Park Road       Nashville, Tennessee 37229-2737   123 Washington Street, 1st Floor
   Nashville, Tennessee 37211                                           New York, New York 10006
                                                                       Attention: Reorganization
                                                                               Department

                                 BY FACSIMILE:

                                 (615) 835-3701

                             CONFIRM BY TELEPHONE:

                                 (615) 835-3572

                                FOR INFORMATION

                                 (800) 735-7777